HENDERSON GLOBAL FUNDS

                          Henderson European Focus Fund
                        Henderson Global Technology Fund
                   Henderson International Opportunities Fund
                         Henderson Income Advantage Fund
                         Henderson U.S. Core Growth Fund

                         Supplement dated March 1, 2005
                      to Prospectus dated November 30, 2004

THE FOLLOWING IS ADDED TO FOOTNOTE (c) TO THE "SHAREHOLDER FEES" TABLE IN THE SECTION ENTITLED "FEES AND EXPENSES SUMMARY" ON PAGE 26 OF THE PROSPECTUS:

If you are a retirement or deferred plan participant, a 1% CDSC may apply if the Distributor paid a commission to the dealer of record and if the plan does not maintain at least 15% of the value of its initial purchase in the Funds for 12 months from the date of the plan's initial purchase. If you are investing through a retirement or deferred plan, you may want to contact your plan administrator to discuss how this CDSC may be charged.

THE FOLLOWING IS ADDED AS THE SECOND PARAGRAPH IN THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - CONTINGENT DEFERRED SALES CHARGE (CDSC)" ON PAGE 43 OF THE PROSPECTUS:

Retirement and deferred plans can purchase Class A shares at their net asset value per share as set forth in paragraph 8 of "Sales Charge Waivers - Class A Shares." With respect to such plans investing through an omnibus account, the Distributor may pay a sales commission of up to 1.00% of the NAV of Class A shares to dealers of record. If the Distributor paid a commission to the dealer of record, the Class A shares may be subject to a 1% CDSC if the plan does not maintain at least 15% of the value of its initial purchase in the Funds for 12 months from the date of the plan's initial purchase. If you are investing through a retirement or deferred plan, you may want to contact your plan administrator to discuss whether such a commission has been charged.

THE FOLLOWING IS ADDED TO THE END OF THE FIRST PARAGRAPH FOLLOWING THE BULLET POINTS IN THE SECTION ENTITLED "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS - EXCESSIVE TRADING PRACTICES" ON PAGE 51 OF THE
PROSPECTUS:

In some cases, financial intermediaries investing retirement plan or wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

FORUM FUND SERVICES, LLC, THE FUNDS' DISTRIBUTOR, IS CHANGING ITS NAME TO FORESIDE FUND SERVICES, LLC.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.